united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1650 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Corporate Filing Solutions LLC, 1400 Peoples Plaza Suite 104, Newark, DE 19702

(Name and address of agent for service)

Registrant's telephone number, including area code: (484)351-3700

Date of fiscal year end: 11/30

Date of reporting period: 5/31/18

Item 1. Reports to Stockholders.

Copeland
Risk Managed
Dividend Growth Fund

Copeland
International Risk Managed
Dividend Growth Fund

Copeland
SMID Cap
Dividend Growth Fund

Semi-Annual Report
May 31, 2018

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Copeland Risk Managed Dividend Growth Fund
Semi-Annual Report
May 31, 2018

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Risk Managed Dividend Growth Fund from December 1, 2017 through May 31, 2018.

Unless otherwise stated herein, all data and statistics that follow are as of May 31, 2018. During the six-month period, the Fund’s Class I shares delivered a positive 5.4% return, versus the 3.2% advance posted by the S&P 500 Index. The outperformance is particularly rewarding as it occurred during a period when dividend growth stocks1 in general, as measured by the NASDAQ Broad Dividend Achievers Index, posted a negative return of just over 1%. Positive stock selection allowed the Fund to outperform both the dividend growth universe as well as the broader market. The Fund maintained a fully invested position during the entire period. Exposure to the Energy sector, which had been eliminated back in November of 2017, was reinstated in February of 2018 as a rebound in oil prices helped the commodity sensitive sector regain its footing. As such, the Fund currently maintains exposure to all nine of our constituent sectors. We welcome such an environment as we believe it affords our shareholders the greatest chance of benefitting from the solid total returns historically generated by dividend growth equities.

Our stock selection in the Health Care and Technology sectors of the market bolstered Fund returns while those in the Consumer Discretionary and Energy sectors were a drag on performance. Health Care constituent Chemed (CHE, 1.3% of holdings) was the top performing holding, advancing over 29% during the period. Strong performance from both the Roto-Rooter and Hospice Services business segments contributed to better than expected quarterly earnings which climbed a sharp 49% versus the prior year. Strength in core plumbing and draining cleaning services, as well as the water restoration business fueled a 20% increase in sales at Roto-Rooter. Hospice Services enjoyed a 6% increase in average patient count and coupled with cost containment efforts, translated into improved earnings. In the case of the Technology sector, our average holding advanced over 13% during the period, besting the roughly 11% gain registered by the broader sector. Intuit (INTU, 2.3% of holdings) led the way, advancing over 28% during the period. The provider of QuickBooks and TurboTax, to small businesses and consumers, has performed well on the heels of robust earnings which soared 24% in the most recent quarter. Subscription growth of 45% at QuickBooks Online bolstered results as did strong adoption of TurboTax Live, whereby users can interface with a tax professional online.

On the downside, Fund holding Casey’s General Stores (CASY, 1.4% of holdings) was the worst performer in the Fund, falling over 19% during the period. Despite outlining a plan for improved top-line growth, capital returns and cost control over the next several years, the convenience store operator came under pressure as it reported disappointing quarterly earnings driven by continued softness in the prepared foods segment. This weakness was compounded by potential changes in the government’s Renewable Fuel Standard, which could impact the company’s margin on gasoline sales. While we are watching the latter issue carefully, we believe this risk is well-known by the market and fully priced into the stock. Alternatively, we do not think investors are attributing any value to the potential for the company’s “value creation plan” to drive better earnings and dividend growth. Nielsen Holdings (NLSN, 1.3% of holdings)

[1]	Dividend Growth Stocks included stocks in the Russell 2500 Index that raised their existing dividend or initiated a new dividend during the previous twelve (12) months.

was also a laggard as its shares fell 17% during the six month period. The provider of global data collection and analytics services underperformed after reporting two consecutive underwhelming quarters, showing continued weakness in the company’s “Buy” segment, where it supplies market share data to consumer products manufacturers. Despite issues in the segment, Nielsen’s core “Watch” business, where it sells video ratings data to advertisers, continues to perform well, growing over 6% organically. We were encouraged that management reiterated both their near-term and long-term guidance. We will be watching closely for progress with their margin improvement initiatives and uptake of recently introduced products.

The placid market environment witnessed last year has given way to a more volatile backdrop in recent months. After a strong start to the year, the S&P 500 Index retreated over 4% on February 5th as the CBOE Volatility Index (CBOE) spiked 116% amidst renewed fears surrounding higher interest rates and mounting inflation. The Federal Reserve implemented two rate hikes over the six-month stretch, elevating the upper band of its target federal funds rate to 1.75% as the period drew to a close. Reflective of the monetary tightening and incipient inflationary concerns, the ten-year Treasury yield pierced the 3% level for the first time since early 2014. In addition to the aforementioned concerns, increasingly protectionist U.S. trade rhetoric has fostered worries that a trade war could unfold that would slow economic growth for both the U.S. and the world.

On the positive side, bolstered by both tax and regulatory reform, the domestic economy has demonstrated ongoing underlying strength. Leading economic indicators continue to move higher, while employment levels expand and real disposable incomes show ongoing advances. Reflective of the positive backdrop, preliminary readings of the most recent quarterly S&P 500 Index operating earnings indicate robust growth of just over 26%.

Irrespective of near term market trends, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow the dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. We feel that we are well positioned to participate in further market gains, should they materialize, and, as always, maintain the flexibility to transition to a more defensive investment posture when volatility resurfaces.

Thank you for the confidence you have placed in Copeland and for your investment in the Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. The NASDAQ Broad Dividend Achievers Index is a modified market capitalization weighted index that is comprised of US accepted securities with at least ten years of increasing annual regular dividend payments. The Chicago Board Options Exchange Volatility Index is a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index (SPXSM) call and put options. On a global basis, it is one of the most recognized measures of volatility -- widely reported by financial media and closely followed by a variety of market participants as a daily market indicator.

2093-NLD-7/13/2018

Copeland International Risk Managed Dividend Growth Fund
Semi-Annual Report
May 31, 2018

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the International Risk Managed Dividend Growth Fund from December 1, 2017 through May 31, 2018. Unless otherwise stated herein, all data and statistics that follow are as of May 31, 2018.

During the semi-annual period ended May 31, 2018 the Class I shares of the Copeland International Risk Managed Dividend Growth Fund delivered a return of +2.4%, which compared to a +0.1% gain recorded by the Fund’s benchmark, the MSCI World ex-US Index. Over the past year, the Fund’s Class I shares gained +10.0% against a +8.3% return by the benchmark. While we believe the global economic recovery, the primary driver of market gains in recent years, remains well underpinned, investor sentiment has been kept in check in recent months by rising interest rates and deterioration in the climate for world trade.

Favorable relative performance in the first-half of the Fund’s fiscal year has mainly been a factor of successful stock selection, especially within the Financial, Consumer Discretionary, and Information Technology segments of the market. Fund positions in AIA Group (1.8% of holdings) and Hang Seng Bank (1.6% of holdings), both benefiting from the rapid acceleration in Hong Kong GDP growth in the first quarter of 2018, were the biggest contributors to performance within the financials segment. The sole detractor among financial holdings was the French bank BNP Paribas (1.3% of holdings), which posted weaker than expected investment banking results. Within the Consumer Discretionary segment of the Fund, positions in luxury goods maker Moncler (1.6% of holdings) and Aristocrat Leisure, the Australian gaming company, were the leading gainers during the period. Offsetting this contribution somewhat were holdings in Invocare (0% of holdings), an Australian funeral services provider that liquidated early in the year due to increasing competition, as well as Seria (0% of holdings), a Japanese discount retailer facing modest declines in same-store sales. Sizable gains in Dassault Systemes (0% of holdings), a French IT group specializing in Computer Aided Design and digital manufacturing software, and the Danish investment management software services provider Simcorp (1.3% of holdings) boosted overall results in the period. Broadcom (1.7% of holdings), a dominant player in wireless semi-conductor applications and longstanding Fund holding, was the sole technology investment detracting from results; concerns of a temporary slowdown in iPhone shipments weighed on the shares earlier in the year.

Fund performance was tempered over the past six months by its exposure in Consumer Staples and Energy. Tobacco holdings in British American Tobacco (1.3% of holdings) and Philip Morris International (1.1% holdings) accounted for the shortfall within staples, due mainly to decelerating market share gains from next generation smokeless tobacco products in Asia. Solid gains in Kao (1.6% holdings), Japan’s leading household and personal care company, and Diageo (1.6% holdings), the world’s largest spirits company, were key positive contributors within the sector. The shortfall in the energy sector was attributable purely to the Fund’s position in Enbridge (1.4% holdings), Canada’s leading pipeline company. In spite of the meaningful rise in oil prices this year, the shares have been held back by concerns regarding regulatory approvals for its growth-oriented capital expenditure program, as well as the company’s balance sheet sensitivity to rising interest rates. The Fund’s holding in the stock was increased during the period.

Looking to the balance of 2018, we expect that global market volatility may remain elevated owing to the pressure of rising bond yields; the US Federal Reserve has targeted two more hikes in the discount rate this year to more normalized levels, while the European Central Bank has also called for an end to its extraordinary quantitative easing measures by year-end. The imposition of sizable tariffs by the United States and China present an additional threat to investor confidence, albeit at present it is hard to quantify the potential economic impact of these decisions. In the meantime, it appears to us that coordinated growth in the world’s economy remains fully intact, and a continued and steady upward trajectory of corporate earnings provide further reinforcement to the overall market climate. Regardless of the direction in equity prices, we at Copeland remain fully committed to our dividend growth methodology, which seeks to identify companies supported by identifiable competitive advantages, cash generative business models, and sound capital allocation policies. We believe that these attributes, which support above-average growth in dividends over time, also tend to provide good resilience in share prices in a more challenging market environment.

Thank you for your confidence in Copeland Capital Management, and for your investment in the International Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The MSCI World ex-US® Index measures the performance of global equity markets, excluding the United States.

2091-NLD-7/13/2018

Copeland SMID Cap Dividend Growth Fund
Semi-Annual Report
May 31, 2018

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the SMID Cap Dividend Growth Fund from December 1, 2017 through May 31, 2018. Unless otherwise stated herein, all data and statistics that follow are as of May 31, 2018.

During the six-month period, the Fund delivered a 2.7% return, versus the 5.1% advance posted by the Russell 2500 Index. While we are never pleased with lagging the benchmark, we believe the result is not unexpected given the substantial out-performance of higher risk stocks over dividend growth stocks in the period. SMID Cap dividend growth stocks lagged the benchmark by over 3% points and lagged non-dividend paying stocks by over 8% points, as can happen in periods of low volatility and strong market returns.1

Our stock selection in the Health Care sector most significantly aided Fund returns. Abaxis Inc. (ABAX, 1.1% of holdings) rose upon accelerating its sales and earnings growth as the company successfully expanded its sales force and launched new products for the veterinary diagnostics market. The company rewarded shareholders with two dividend hikes in the period, for 29% cumulative growth. The stock was further aided in May when Zoetis, Inc. (ZTS) announced the acquisition of the company for a substantial premium. The Ensign Group (ENSG, 2.5% of holdings), a leading provider of skilled nursing, assisted living and home health services, continued to separate itself from its struggling industry peers when it delivered greater occupancy levels and a better mix of more complicated, higher priced services to its patients. In addition, the company successfully improved the operations of its recent acquisitions, which is key to Ensign’s long-term growth model. The company rewarded shareholders with its 10th consecutive year of raising the dividend, this time at a 6%growth rate.

Stock selection was a headwind in the Consumer Discretionary sector. Thor Industries Inc. (THO, 1.2% of holdings), a leading manufacturer of Recreational Vehicles (RV), retreated as the company experienced margin pressure as its costs rose and it opened new capacity to meet robust customer demand. We expect fears of a top in the RV cycle to be premature, and the company appears to concur given their 12% dividend hike last fall. The stock of Core-Mark Holding Company (CORE, 0.7% of holdings), a leading distributor of consumer goods to convenience stores, was pressured as the company struggled to efficiently launch services to a major new customer. We expect the profitability of that customer to improve over the summer and lead to improved margins, driving a recovery in earnings.

The placid market environment witnessed last year has given way to a more volatile backdrop in recent months. After a strong start to the year, the S&P 500 Index retreated over 4% on February 5th as the CBOE Volatility Index (CBOE) spiked 116% amidst renewed fears surrounding higher interest rates and mounting inflation. The Federal Reserve implemented two rate hikes over the six-month stretch, elevating the upper band of its target federal funds rate to 1.75% as the period drew to a close. Reflective of the monetary tightening and incipient inflationary concerns, the ten-year Treasury yield pierced the 3% level for the first time since early 2014. In addition to the aforementioned concerns, increasingly protectionist

[1]	Source: Copyright 2017, Ned Davis Research, Inc. Further distribution prohibited without prior permission. All Rights Reserved. Dividend Growth Stocks included stocks in the Russell 2500 Index that raised their existing dividend or initiated a new dividend during the previous twelve (12) months. Non-Dividend Paying Stocks included stocks in the Russell 2500 Index that have not paid a dividend during the previous twelve (12) months.

U.S. trade rhetoric has fostered worries that a trade war could unfold that would slow economic growth for both the U.S. and the world.

On the positive side, bolstered by both tax and regulatory reform, the domestic economy has demonstrated ongoing underlying strength. Leading economic indicators continue to move higher, while employment levels expand and real disposable incomes show ongoing advances. Reflective of the positive backdrop, preliminary readings of the upcoming quarterly S&P 500 Index operating earnings indicate robust growth of just over 26%. Meanwhile the prospects for small and mid-capitalization stocks appear even brighter. With greater exposure to the domestic U.S. economy, we believe these smaller companies are more likely to benefit from the U.S. tax cuts and avoid the impact of trade tariffs. We expect this environment to lead to an acceleration of dividend growth rates and result in a tailwind for the portfolio.

Irrespective of near term market trends, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow the dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. By owning a diversified portfolio of such companies, we hope to deliver better than benchmark returns over time, but with less volatility than is typically found when owning SMID Cap stocks.

Thank you for the confidence you have placed in Copeland and for your investment in the SMID Cap Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The Russell 2500 Index is comprised of the bottom 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Chicago Board Options Exchange Volatility Index is a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index (SPXSM) call and put options. On a global basis, it is one of the most recognized measures of volatility -- widely reported by financial media and closely followed by a variety of market participants as a daily market indicator.

2093-NLD-7/13/2018

Copeland Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 28, 2010* through May 31, 2018

Performance of a $10,000 Investment (as of May 31, 2018)

Average Annualized					Since	Since	Since
Total Returns as of	Six				Inception	Inception	Inception
May 31, 2018	Months	One Year	Three Year	Five Year	Class A*	Class C*	Class I*
Copeland Risk Managed Dividend Growth Fund:
Class A
Without sales charge	5.31%	14.30%	5.34%	8.35%	9.21%	—	—
With sales charge+	(0.76)%	7.71%	3.28%	7.08%	8.34%	—	—
Class C	4.94%	13.41%	4.55%	7.53%	—	9.48%	—
Class I	5.43%	14.47%	5.50%	8.54%	—	—	9.48%
S&P 500 Index	3.16%	14.38%	10.97%	12.98%	13.23%	14.79%	13.98%
Russell 3000 Index	3.57%	15.06%	10.72%	12.85%	13.06%	14.79%	13.84%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Domestic Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.82%, 2.57%, and 1.57%,for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.45%, 2.20%, and 1.30%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2019, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland International Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 17, 2012* through May 31, 2018

Performance of a $10,000 Investment (as of May 31, 2018)

Average Annualized
Total Returns as of					Since
May 31, 2018	Six Months	One Year	Three Year	Five Year	Inception*
Copeland International Risk Managed Dividend Growth Fund:
Class A
Without sales charge	2.42%	10.00%	2.82%	4.00%	4.52%
With sales charge+	(3.45)%	3.68%	0.82%	2.77%	3.39%
Class C	2.09%	9.21%	2.05%	3.21%	3.76%
Class I	2.48%	10.16%	2.94%	4.13%	4.64%
MSCI World ex US Index (net)	0.08%	8.33%	4.24%	5.65%	6.65%

*	The Fund commenced operations December 17, 2012.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding holdings in the United States and is net any withholding taxes. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month- end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The International Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.58%, 3.32%, and 2.42%, for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.60%, 2.35%, and 1.45% for its Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2019, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60%, 2.35%, and 1.45% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland SMID Cap Dividend Growth Fund
Portfolio Review (Unaudited)
February 27, 2017* through May 31, 2018

Performance of a $10,000 Investment (as of May 31, 2018)

Total Returns as of			Since
May 31, 2018	Six Months	One Year	Inception*

Copeland SMID Cap Dividend Growth Fund:
Class I	2.68%	14.66%	10.98%
Russell 2500TM Index **	5.05%	18.29%	12.93%

*	The Fund commenced operations February 27, 2017.

**	The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The SMID Cap Fund’s gross annual operating expense ratio, as stated in the current prospectus is 12.96% and its net annual operating expense ratio is 0.95%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 0.95% of the daily average net asset value of Class I shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2018

Shares	Security	Market Value

	COMMON STOCK - 99.6%
	AEROSPACE & DEFENSE - 7.1%
8,037	Boeing Co.	$2,830,310
21,874	Harris Corp.	3,291,381
34,372	HEICO Corp.	3,157,412
8,111	Lockheed Martin Corp.	2,551,234
		11,830,337
	BANKS - 4.7%
64,716	Bank of the Ozarks, Inc.	3,076,599
21,412	JPMorgan Chase & Co.	2,291,298
36,239	SunTrust Banks, Inc.	2,446,495
		7,814,392
	BIOTECHNOLOGY - 1.9%
17,849	Amgen, Inc.	3,206,037

	CHEMICALS - 3.2%
14,942	Air Products & Chemicals, Inc.	2,411,788
7,496	Sherwin-Williams Co.	2,842,858
		5,254,646
	COMMERCIAL SERVICES - 5.7%
14,434	Ecolab, Inc.	2,058,433
13,294	MarketAxess Holdings, Inc.	2,840,263
72,106	Nielsen Holdings PLC	2,175,438
67,216	Service Corp. International	2,466,155
		9,540,289
	COMPUTERS - 2.2%
19,587	Apple, Inc.	3,660,223

	DIVERSIFIED FINANCIAL SERVICES - 7.3%
14,390	Ameriprise Financial, Inc.	1,994,886
4,273	BlackRock, Inc.	2,282,765
49,792	Discover Financial Services	3,677,637
32,484	Visa, Inc.	4,246,308
		12,201,596
	ELECTRIC - 3.3%
272,278	Algonquin Power & Utilities Corp.	2,654,711
17,064	NextEra Energy, Inc.	2,829,382
		5,484,093
	ENVIRONMENTAL CONTROL - 2.1%
45,024	Waste Connections, Inc.	3,461,445

	FOOD - 2.7%
56,132	Hormel Foods Corp.	2,014,577
24,153	McCormick & Co., Inc.	2,439,453
		4,454,030
	GAS - 1.5%
49,087	UGI Corp.	2,477,421

	HEALTHCARE PRODUCTS - 2.0%
38,413	Medtronic PLC	3,315,810

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2018

Shares	Security	Market Value

	COMMON STOCK - 99.6% (Continued)
	HEALTHCARE-SERVICES - 5.8%
6,641	Chemed Corp.	$2,164,966
29,274	Quest Diagnostics, Inc.	3,118,559
18,284	UnitedHealth Group, Inc.	4,415,769
		9,699,294
	HOUSEHOLD PRODUCTS - 1.8%
63,342	Church & Dwight Co., Inc.	2,973,907

	INSURANCE - 1.6%
29,033	Allstate Corp.	2,714,005

	INTERNET - 1.5%
21,279	Expedia Group, Inc.	2,575,397

	MACHINERY DIVERSIFIED - 1.3%
16,947	Nordson Corp.	2,129,052

	MEDIA - 3.1%
88,974	Comcast Corp.	2,774,209
12,033	FactSet Research Systems, Inc.	2,418,753
		5,192,962
	OIL & GAS - 2.6%
81,990	Cabot Oil & Gas Corp.	1,873,472
21,134	Phillips 66 Co.	2,461,900
		4,335,372
	PHARMACEUTICALS - 2.3%
45,080	Zoetis, Inc.	3,773,196

	PIPELINES - 2.6%
104,084	Antero Midstream GP LP	2,003,617
35,483	ONEOK, Inc.	2,418,521
		4,422,138
	REAL ESTATE INVESTMENT TRUSTS - 3.0%
20,858	American Tower Corp.	2,886,121
5,194	Equinix, Inc.	2,061,239
		4,947,360
	RETAIL - 11.4%
23,888	Casey’s General Stores, Inc.	2,312,358
18,089	Costco Wholesale Corp.	3,585,963
8,521	Domino’s Pizza, Inc.	2,142,861
16,761	Home Depot, Inc.	3,126,765
42,888	Ross Stores, Inc.	3,383,005
43,349	Starbucks Corp.	2,456,588
22,091	TJX Companies, Inc.	1,995,259
		19,002,799
	SEMICONDUCTORS - 4.1%
11,210	Broadcom Ltd.	2,825,705
35,684	Texas Instruments, Inc.	3,993,396
		6,819,101

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2018

Shares	Security	Market Value

	COMMON STOCK - 99.6% (Continued)
	SOFTWARE - 11.1%
20,213	Broadridge Financial Solutions, Inc.	$2,333,591
19,426	Intuit, Inc.	3,916,282
26,000	j2 Global, Inc.	2,195,440
25,186	Jack Henry & Associates, Inc.	3,149,761
23,681	Microsoft Corp.	2,340,630
14,185	MSCI, Inc.	2,306,055
35,602	Paychex, Inc.	2,334,779
		18,576,538
	TELECOMMUNICATIONS - 2.2%
33,881	Motorola Solutions, Inc.	3,636,787

	TRANSPORTATION - 1.5%
17,638	Union Pacific Corp.	2,518,001

	TOTAL COMMON STOCK (Cost - $133,793,285)	166,016,228

	TOTAL INVESTMENTS - 99.6% (Cost - $133,793,285) (a)	$166,016,228
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	609,336
	NET ASSETS - 100.0%	$166,625,564

PLC - Public Limited Company

LP - Limited Partnership

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $134,137,435 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$34,410,978
Unrealized depreciation:	(2,532,185)
Net unrealized appreciation:	$31,878,793

Portfolio Composition as of May 31, 2018
Percent of Net Assets
Consumer, Non-Cyclical	22.2%
Technology	17.4%
Financial	16.6%
Industrial	12.0%
Consumer, Cyclical	11.4%
Communications	6.8%
Energy	5.2%
Utilities	4.8%
Basic Materials	3.2%
Other Assets in Excess of Liabilities	0.4%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2018

Shares	Security	Market Value

	COMMON STOCK - 97.1%
	AEROSPACE/DEFENSE - 1.7%
3,560	Safran SA	$423,987

	AGRICULTURE - 2.4%
6,189	British American Tobacco PLC	317,996
3,417	Philip Morris International, Inc.	271,788
		589,784
	APPAREL - 3.3%
1,815	adidas AG	411,094
8,511	Moncler SpA	389,812
		800,906
	BANKS - 7.3%
5,164	BNP Paribas SA	320,389
20,385	DNB ASA	365,369
15,283	Hang Seng Bank Ltd.	380,991
373,255	Lloyds Banking Group PLC	313,382
6,480	Toronto-Dominion Bank	378,150
		1,758,281
	BEVERAGES - 1.6%
10,322	Diageo PLC	379,635

	CHEMICALS - 6.3%
4,038	Fuchs Petrolub SE	211,444
8,180	Nissan Chemical Industries Ltd.	383,489
3,088	Nitto Dekno Corp.	241,783
6,986	Novozymes A/S	355,785
3,285	Shin-Etsu Chemical Co. Ltd.	327,079
		1,519,580
	COMMERCIAL SERVICES - 2.5%
8,028	Nielsen Holdings PLC	242,205
16,541	RELX PLC	363,173
		605,378
	COSMETICS/PERSONAL CARE - 3.1%
4,927	Kao Corp.	381,051
6,590	Unilever NV - ADR	366,967
		748,018
	DIVERSIFIED FINANCIAL SERVICES - 5.7%
20,994	Close Brothers Group PLC	407,226
5,483	Euronext NV	347,538
11,667	Intrum Justitia AB	271,460
21,587	ORIX Corp.	361,060
		1,387,284
	ELECTRIC - 1.5%
35,957	Algonquin Power & Utilities Corp.	350,090

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
3,968	Schneider Electric SE	342,500

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2018

Shares	Security	Market Value

	COMMON STOCK - 97.1% (Continued)
	ELECTRONICS - 1.2%
1,903	Nidec Corp.	$294,191

	ENGINEERING & CONSTRUCTION - 2.9%
43,545	CK Infrastructure Holdings Ltd.	327,844
31,357	HomeServe PLC	364,712
		692,556
	ENTERTAINMENT - 4.3%
18,431	Aristocrat Leisure Ltd.	416,885
4,202	Evolution Gaming Group AB	266,470
3,043	Paddy Power Betfair PLC	368,652
		1,052,007
	FOOD - 1.6%
3,561	Kerry Group PLC	374,531

	FOOD SERVICES - 1.6%
18,480	Compass Group PLC	397,504

	GAS - 2.8%
77,400	China Gas Holdings Ltd	318,959
5,161	Rubis SCA	363,234
		682,193
	HAND/MACHINE TOOLS - 1.5%
60,969	Techtronic Industries Co. Ltd.	362,654

	HEALTHCARE-PRODUCTS - 1.6%
4,400	Medtronic PLC	379,808

	HEALTHCARE-SERVICES - 1.4%
4,454	Fresenius SE & Co. KGaA	341,488

	HOUSEHOLD PRODUCTS - 1.1%
2,153	Henkel AG & Co. KGaA	265,398

	INSURANCE - 3.5%
46,034	AIA Group Ltd.	420,125
9,043	Tokio Marine Holdings, Inc.	434,298
		854,423
	INTERNET - 2.3%
23,248	Cerved Group SpA	243,226
6,355	Tencent Holdings Ltd.	324,397
		567,623
	LEISURE PRODUCTS - 1.5%
7,693	CTS Eventim AG & Co. KGaA	370,042

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2018

Shares	Security	Market Value
	COMMON STOCK - 97.1% (Continued)
	MACHINERY-CONSTRUCTION & MINING - 2.8%
8,635	Atlas Copco AB	$342,044
12,159	Modec, Inc.	329,567
		671,611
	MACHINERY-DIVERSIFIED - 2.9%
870	SMC Corp.	328,722
4,506	Spirax-Sarco Engineering PLC	370,184
		698,906
	MEDIA - 1.4%
17,066	Quebecor, Inc.	329,032

	OIL & GAS - 1.8%
11,028	Suncor Energy, Inc.	439,012

	PACKAGING & CONTAINERS - 1.1%
5,171	CCL Industries, Inc.	255,799

	PHARMACEUTICALS - 6.9%
8,200	Dechra Pharmaceuticals PLC	304,005
3,575	Merck KGaA	363,371
7,388	Novo Nordisk A/S - ADR	351,226
1,430	Roche Holding AG	307,389
6,778	Shionogi & Co. Ltd.	354,890
		1,680,881
	PIPELINES - 1.4%
11,103	Enbridge, Inc.	344,850

	REAL ESTATE - 1.4%
22,909	Hufvudstaden AB	330,396

	RETAIL - 2.5%
1,699	Cosmos Pharmaceutical Corp.	365,750
2,132	Dollarama, Inc.	245,956
		611,706
	SEMICONDUCTORS - 1.7%
1,634	Broadcom Ltd.	411,882

	SOFTWARE - 4.3%
2,776	Dassault Systemes SE	389,121
3,926	SimCorp. A/S	317,446
2,312	Temenos Group AG	343,554
		1,050,121
	STORAGE/WAREHOUSING - 1.6%
50,496	Safestore Holdings PLC	376,554

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2018

Shares	Security	Market Value
	COMMON STOCK - 97.1% (Continued)
	TELECOMMUNICATIONS - 1.6%
14,700	KDDI Corp.	$397,021

	TRANSPORTATION - 1.6%
4,611	Canadian National Railway Co.	384,783

	TOTAL COMMON STOCK (Cost - $21,508,388)	23,522,415

	TOTAL INVESTMENTS - 97.1% (Cost - $21,508,388) (a)	$23,522,415
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.9%	700,196
	NET ASSETS - 100.00%	$24,222,611

ADR - American Depositary Receipt.

PLC - Public Limited Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,700,639 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$2,718,014
Unrealized depreciation:	(896,238)
Net unrealized appreciation:	$1,821,776

Portfolio Composition as of May 31, 2018
Percent of Net Assets
Consumer, Non-Cyclical	22.2%
Financial	17.9%
Industrial	17.1%
Consumer, Cyclical	14.8%
Basic Materials	6.3%
Technology	6.0%
Communications	5.3%
Utilities	4.3%
Energy	3.2%
Other Assets in Excess of Liabilities	2.9%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2018

Shares	Security	Market Value

	COMMON STOCK - 95.4%
	AEROSPACE/DEFENSE - 3.3%
84	Harris Corp.	$12,639
156	HEICO Corp.	14,330
		26,969
	BANKS - 4.6%
258	Bank of the Ozarks, Inc.	12,265
496	Home BancShares, Inc.	11,418
192	Prosperity Bancshares, Inc.	13,907
		37,590
	BUILDING MATERIALS - 1.1%
156	Fortune Brands Home & Security, Inc.	8,763

	CHEMICALS - 3.1%
66	International Flavors & Fragrances, Inc.	8,061
21	NewMarket Corp.	8,070
62	Quaker Chemical Corp.	9,477
		25,608
	COMMERCIAL SERVICES - 5.2%
221	Healthcare Services Group, Inc.	7,989
69	MarketAxess Holdings, Inc.	14,742
267	Nielsen Holdings PLC	8,055
328	Service Corp. International	12,034
		42,820
	DISTRIBUTION/WHOLESALE - 2.5%
300	Core-Mark Holding Co., Inc.	5,856
102	Pool Corp.	14,578
		20,434
	DIVERSIFIED FINANCIAL SERVICES - 3.4%
153	Evercore, Inc.	15,973
238	Lazard Ltd.	12,243
		28,216
	ELECTRIC - 2.3%
916	Algonquin Power & Utilities Corp.	8,931
557	NRG Yield, Inc.	9,747
		18,678
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.8%
70	Littelfuse, Inc.	15,194

	ELECTRONICS - 2.5%
1,250	ADT, Inc.	9,400
262	Badger Meter, Inc.	11,462
		20,862
	ENVIRONMENTAL CONTROL - 1.4%
154	Waste Connections, Inc.	11,840

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2018

Shares	Security	Market Value

	COMMON STOCK - 95.4% (Continued)
	FOOD - 3.3%
169	Calavo Growers, Inc.	$14,872
87	J&J Snack Foods Corp.	12,321
		27,193
	HAND/MACHINE TOOLS - 1.2%
66	Snap-on, Inc.	9,756

	HEALTHCARE-PRODUCTS - 4.3%
103	Abaxis, Inc.	8,528
130	ResMed, Inc.	13,365
135	STERIS PLC	14,018
		35,911
	HEALTHCARE-SERVICES - 7.1%
44	Chemed Corp.	14,344
202	Encompass Health Corp.	13,079
548	Ensign Group, Inc.	20,062
103	Quest Diagnostics, Inc.	10,973
		58,458
	HOME BUILDERS - 1.2%
106	Thor Industries, Inc.	9,816

	HOUSEHOLD PRODUCTS - 1.3%
230	Church & Dwight Co., Inc.	10,799

	HOUSEWARES - 1.2%
167	Toro Co.	9,686

	INTERNET - 1.0%
162	Cogent Communications Holdings, Inc.	8,294

	LODGING - 1.6%
121	Wyndham Destinations, Inc.	13,121

	MACHINERY-CONSTRUCTION & MINING - 1.4%
176	BWX Technologies, Inc.	11,746

	MACHINERY-DIVERSIFIED - 2.6%
197	Cognex Corp.	9,005
97	Nordson Corp.	12,186
		21,191
	MEDIA - 2.8%
18	Cable One, Inc.	11,686
57	FactSet Research Systems, Inc.	11,458
		23,144
	OIL & GAS - 1.1%
394	Cabot Oil & Gas Corp.	9,003

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2018

Shares	Security	Market Value

	COMMON STOCK - 95.4% (Continued)
	PHARMACEUTICALS - 0.9%
106	Perrigo Co. PLC	$7,755

	PIPELINES - 2.6%
543	Antero Midstream GP LP	10,453
209	Phillips 66 Partners LP	10,931
		21,384
	PRIVATE EQUITY - 1.3%
510	Kennedy-Wilson Holdings, Inc.	10,404

	REAL ESTATE INVESTMENT TRUSTS - 5.4%
86	Alexandria Real Estate Equities, Inc.	10,743
92	CoreSite Realty Corp.	9,767
543	Retail Opportunity Investments Corp.	9,839
165	Ryman Hospitality Properties, Inc.	13,840
		44,189
	RETAIL - 7.2%
84	Casey’s General Stores, Inc.	8,131
54	Domino’s Pizza, Inc.	13,580
96	Lithia Motors, Inc.	9,384
154	Papa John’s International, Inc.	7,908
233	PetMed Express, Inc.	8,381
161	Tractor Supply Co.	11,964
		59,348
	SEMICONDUCTORS - 2.5%
148	Power Integrations, Inc.	11,122
139	Xilinx, Inc.	9,467
		20,589
	SOFTWARE - 8.0%
136	Broadridge Financial Solutions, Inc.	15,701
161	j2 Global, Inc.	13,595
128	Jack Henry & Associates, Inc.	16,008
130	MSCI, Inc.	21,134
		66,438
	TELECOMMUNICATIONS - 2.2%
167	Motorola Solutions, Inc.	17,926

	TRANSPORTATION - 1.1%
132	Ryder System, Inc.	8,855

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2018

Shares	Security	Market Value

	COMMON STOCK - 95.4% (Continued)
	WATER - 2.9%
243	American States Water Co.	$13,676
128	American Water Works Co., Inc.	10,642
		24,318

	TOTAL COMMON STOCK (Cost - $731,579)	786,298

	TOTAL INVESTMENTS - 95.4% (Cost - $731,579) (a)	$786,298
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.6%	38,133
	NET ASSETS - 100.00%	$824,431

PLC - Public Limited Company

LP - Limited Partnership

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $731,197 and differs from market value by net unrealized appreciation (depreciation) of:

Unrealized appreciation:	$91,345
Unrealized depreciation:	(36,244)
Net unrealized appreciation:	$55,101

Portfolio Composition as of May 31, 2018
Percent of Net Assets
Consumer, Non-Cyclical	22.1%
Industrial	16.4%
Financial	14.7%
Consumer, Cyclical	13.7%
Technology	10.5%
Communications	6.0%
Utilities	5.2%
Energy	3.7%
Basic Materials	3.1%
Other Assets in Excess of Liabilities	4.6%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2018

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Assets:
Investments, at Cost	$133,793,285	$21,508,388	$731,579
Investments in Securities, at Market Value	$166,016,228	$23,522,415	$786,298
Cash	731,106	513,889	7,717
Foreign Cash (Cost $0, $28,662, $0)	—	28,702	—
Dividends and Interest Receivable	294,786	139,348	1,419
Receivable for Securities Sold	—	—	6,054
Due from Investment Adviser	—	—	4,112
Receivable for Fund Shares Sold	73,804	24,000	—
Prepaid Expenses and Other Assets	40,503	33,075	22,562.0
Total Assets	167,156,427	24,261,429	828,162

Liabilities:
Payable for Fund Shares Redeemed	158,663	12	—
Payable to Investment Adviser	51,737	12,269	—
Accrued Distribution Fees	114,534	10,570	—
Payable to Related Parties	58,573	—	2,572
Accrued Expenses and Other Liabilities	147,356	15,967	1,159
Total Liabilities	530,863	38,818	3,731

Net Assets	$166,625,564	$24,222,611	$824,431

Composition of Net Assets:
At May 31, 2018, Net Assets consisted of:
Paid-in-Capital	$124,943,693	$24,089,914	$750,823
Undistributed Net Investment Income (Loss)	99,953	(171,086)	2,434
Accumulated Net Realized Gain (Loss) From Security and Foreign Currency Transactions	9,358,652	(1,710,588)	16,455
Net Unrealized Appreciation on Investments and Foreign Currency Translations	32,223,266	2,014,371	54,719
Net Assets	$166,625,564	$24,222,611	$824,431

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
May 31, 2018

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Class A Shares:
Net Assets	$57,775,241	$2,564,694
Shares Outstanding (no par value; unlimited number of shares authorized)	3,987,000	204,800

Net Asset Value and Redemption Price Per Share*	$14.49	$12.52
Offering Price Per Share (NAV/0.9425) Includes a Maximum Sales Charge of 5.75%	$15.37	$13.28

Class C Shares:
Net Assets	$33,669,702	$2,172,219
Shares Outstanding (no par value; unlimited number of shares authorized)	2,380,673	178,317

Net Asset Value, Offering Price and Redemption Price Per Share*	$14.14	$12.18

Class I Shares:
Net Assets	$75,180,621	$19,485,698	$824,431
Shares Outstanding (no par value; unlimited number of shares authorized)	5,227,069	1,559,832	72,919

Net Asset Value, Offering Price and Redemption Price Per Share*	$14.38	$12.49	$11.31

*	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS (Unaudited)
For the Period Ended May 31, 2018

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Investment Income:
Dividend Income (Less $12,545, $30,174, and $76 Foreign Taxes Withholding, respectively)	$1,422,899	$320,056	$6,499
Interest Income	667	2,553	120
Total Investment Income	1,423,566	322,609	6,619

Expenses:
Investment Advisory Fees	853,815	128,197	2,735
Distribution Fees - Class C	172,494	10,572	—
Distribution Fees - Class A	75,739	3,232	—
Non-Rule 12B-1 Shareholder Service Fees	67,444	6,654	153
Trustees’ Fees	77,868	9,583	910
Chief Compliance Officer Fees	71,086	4,288	910
Administration Fees	64,566	13,678	1,877
Transfer Agent Fees	40,776	7,995	1,365
Registration & Filing Fees	29,957	23,043	2,493
Fund Accounting Fees	28,149	16,774	13,029
Legal Fees	21,385	4,387	1,580
Custody Fees	20,411	7,643	3,968
Insurance Expense	14,558	1,903	873
Printing Expenses	12,525	5,317	3,828
Audit Fees	9,749	8,666	5,855
Shareholder Service Fees- Class I	29,990	9,304	—
Miscellaneous Expenses	1,412	2,090	750
Total Expenses	1,591,924	263,326	40,326
Less: Management Fees Waived by Adviser	(281,602)	(79,920)	(2,735)
Less: Other Expenses Waived by Adviser	—	—	(34,120)
Net Expenses	1,310,322	183,406	3,471
Net Investment Income	113,244	139,203	3,148

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions and FX Loss on Securities	9,696,440	827,762	16,517
Foreign Currency Transactions	216	(5,905)	—
	9,696,656	821,857	16,517
Net Change in Unrealized Appreciation (Depreciation) on:
Securities	(979,856)	(401,838)	(858)
Foreign Currency Exchange Contracts	(147)	(1,265)	—
	(980,003)	(403,103)	(858)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	8,716,653	418,754	15,659

Net Increase in Net Assets Resulting From Operations	$8,829,897	$557,957	$18,807

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	May 31, 2018	November 30, 2017
	(Unaudited)
Operations:
Net Investment Income	$113,244	$683,558
Net Realized Gain on Investments and Foreign Currency Transactions	9,696,656	8,894,600
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(980,003)	26,554,145
Net Increase in Net Assets Resulting From Operations	8,829,897	36,132,303

Distributions to Shareholders From:
Net Investment Income
Class A ($0.03 and $0.09 per share, respectively)	(156,601)	(581,935)
Class I ($0.07 and $0.14 per share, respectively)	(389,449)	(873,243)
	(546,050)	(1,455,178)
Net Realized Gains
Class A ($0.59 and $0.37 per share, respectively)	(2,631,252)	(2,387,426)
Class C ($0.59 and $0.37 per share, respectively)	(1,470,734)	(1,303,293)
Class I ($0.59 and $0.37 per share, respectively)	(3,073,663)	(2,368,495)
	(7,175,649)	(6,059,214)
Total Distributions to Shareholders	(7,721,699)	(7,514,392)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (139,767 and 326,760 shares, respectively)	1,991,631	4,246,823
Distributions Reinvested (190,456 and 225,943 shares, respectively)	2,620,675	2,754,239
Cost of Shares Redeemed (840,880 and 2,751,556 shares, respectively)	(11,911,034)	(35,517,011)
Redemption Fees	458	394
Total Class A Shares	(7,298,270)	(28,515,555)

Class C
Proceeds from Shares Issued (71,504 and 137,038 shares, respectively)	994,677	1,766,803
Distributions Reinvested (108,150 and 107,644 shares, respectively)	1,457,862	1,292,810
Cost of Shares Redeemed (322,396 and 1,373,020 shares, respectively)	(4,486,933)	(17,463,551)
Redemption Fees	16	184
Total Class C Shares	(2,034,378)	(14,403,754)

Class I
Proceeds from Shares Issued (643,177 and 1,127,549 shares, respectively)	9,034,376	14,706,628
Distributions Reinvested (251,345 and 265,266 shares, respectively)	3,430,860	3,212,368
Cost of Shares Redeemed (917,365 and 2,823,559 shares, respectively)	(12,865,334)	(36,140,724)
Redemption Fees	65	34
Total Class I Shares	(400,033)	(18,221,694)

Total Beneficial Interest Transactions	(9,732,681)	(61,141,003)

Decrease in Net Assets	(8,624,483)	(32,523,092)

Net Assets:
Beginning of Period	175,250,047	207,773,139
End of Period*	$166,625,564	$175,250,047

* Includes undistributed net investment income of:	$99,953	$532,759

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	May 31, 2018	November 30, 2017
	(Unaudited)
Operations:
Net Investment Income	$139,203	$48,271
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	821,857	(546,685)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(403,103)	4,403,196
Net Increase in Net Assets Resulting From Operations	557,957	3,904,782

Distributions to Shareholders From:
Net Investment Income
Class A ($0.12 and $0.06 per share, respectively)	(24,439)	(26,491)
Class C ($0.04 and $0.00 per share, respectively)	(6,259)	—
Class I ($0.15 and $0.11 per share, respectively)	(211,040)	(123,494)
Total Distributions to Shareholders	(241,738)	(149,985)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (14,177 and 57,257 shares, respectively)	175,487	665,607
Distributions Reinvested (1,879 and 2,483 shares, respectively)	22,886	24,458
Cost of Shares Redeemed (23,292 and 383,512 shares, respectively)	(289,471)	(4,051,434)
Redemption Fees	—	2
Total Class A Shares	(91,098)	(3,361,367)

Class C
Proceeds from Shares Issued (28,444 and 53,961 shares, respectively)	343,551	611,678
Distributions Reinvested (521 and 0 shares, respectively)	6,196	—
Cost of Shares Redeemed (12,303 and 265,563 shares, respectively)	(148,684)	(2,651,982)
Redemption Fees	30	1
Total Class C Shares	201,093	(2,040,303)

Class I
Proceeds from Shares Issued (288,732 and 712,411 shares, respectively)	3,562,769	7,841,827
Distributions Reinvested (17,039 and 12,347 shares, respectively)	206,851	121,375
Cost of Shares Redeemed (107,875 and 422,988 shares, respectively)	(1,327,371)	(4,449,424)
Redemption Fees	—	8
Total Class I Shares	2,442,249	3,513,786

Total Beneficial Interest Transactions	2,552,244	(1,887,884)

Increase in Net Assets	2,868,463	1,866,913

Net Assets:
Beginning of Period	21,354,148	19,487,235
End of Period*	$24,222,611	$21,354,148

* Includes accumulated net investment loss of:	$(171,086)	$(68,551)

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	For the Period
	Ended	Ended
	May 31, 2018	November 30, 2017 **
	(Unaudited)
Operations:
Net Investment Income	$3,148	$3,366
Net Realized Gain on Investments and Foreign Currency Transactions	16,517	504
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(858)	55,577
Net Increase in Net Assets Resulting From Operations	18,807	59,447

Distributions to Shareholders From:
Net Investment Income
Class I ($0.07 and $0.00 per share, respectively)	(3,858)	—
Net Realized Gains
Class I ($0.01 and $0.00 per share, respectively)	(788)	—
Total Distributions to Shareholders	(4,646)	—

Beneficial Interest Transactions:

Class I
Proceeds from Shares Issued (16,992 and 55,518 shares, respectively)	189,554	556,825
Distributions Reinvested (409 and 0 shares, respectively)	4,444	—
Total Class I Shares	193,998	556,825

Total Beneficial Interest Transactions	193,998	556,825

Increase in Net Assets	208,159	616,272

Net Assets:
Beginning of Period	616,272	—
End of Period*	$824,431	$616,272

* Includes accumulated net investment income of:	$2,434	$3,144

** Fund commenced operations on February 27, 2017.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2018		November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013
	(Unaudited)
Net Asset Value, Beginning of Period	$14.38		$12.27	$13.38	$15.31	$14.20	$10.99

Increase From Operations:
Net investment income (a)	0.02		0.06	—	0.08	0.07	0.10
Net gain (loss) from securities (both realized and unrealized)	0.71		2.51	0.07	(1.14)	1.47	3.17
Total from operations	0.73		2.57	0.07	(1.06)	1.54	3.27

Distributions to shareholders from:
Net investment income	(0.03)		(0.09)	(0.05)	(0.03)	(0.07)	(0.04)
Net realized gains	(0.59)		(0.37)	(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(0.62)		(0.46)	(1.18)	(0.87)	(0.43)	(0.06)

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$14.49		$14.38	$12.27	$13.38	$15.31	$14.20

Total Return (c)	5.31	% (d)	21.63%	0.49%	(7.08)%	11.14%	29.87%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$57,775		$64,666	$82,165	$190,458	$324,664	$443,822
Ratio of expenses to average net assets:
before reimbursement	1.83	% (e)	1.82%	1.62%	1.48%	1.46%	1.55%
net of reimbursement	1.45	% (e)	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.21	% (e)	0.47%	0.01%	0.57%	0.48%	0.81%
Portfolio turnover rate	20	% (d)	27%	201%	142%	44%	39%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2018		November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013
	(Unaudited)
Net Asset Value, Beginning of period	$14.06		$12.01	$13.17	$15.16	$14.10	$10.96

Increase From Operations:
Net investment income (loss) (a)	(0.04)		(0.04)	(0.09)	(0.03)	(0.04)	0.01
Net gain (loss) from securities (both realized and unrealized)	0.71		2.46	0.06	(1.12)	1.47	3.15
Total from operations	0.67		2.42	(0.03)	(1.15)	1.43	3.16

Distributions to shareholders from:
Net investment income	—		—	—	—	(0.01)	(0.00	) (b)
Net realized gains	(0.59)		(0.37)	(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(0.59)		(0.37)	(1.13)	(0.84)	(0.37)	(0.02)

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$14.14		$14.06	$12.01	$13.17	$15.16	$14.10

Total Return (c)	4.94	% (d)	20.68%	(0.30)%	(7.74)%	10.36%	28.89%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$33,670		$35,487	$43,859	$81,851	$89,017	$52,399
Ratio of expenses to average net assets:
before reimbursement	2.57	% (e)	2.57%	2.38%	2.24%	2.21%	2.30%
net of reimbursement	2.20	% (e)	2.20%	2.20%	2.20%	2.20%	2.20%
Ratio of net investment income(loss) to average net assets	(0.53	)% (e)	(0.28)%	(0.74)%	(0.21)%	(0.27)%	0.06%
Portfolio turnover rate	20	% (d)	27%	201%	142%	44%	39%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not Annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months		Year	Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2018		November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$14.30		$12.24	$13.38	$15.34	$14.22	$11.89

Increase From Operations:
Net investment income (a)	0.03		0.08	0.01	0.11	0.13	0.09
Net gain (loss) from securities (both realized and unrealized)	0.71		2.49	0.08	(1.14)	1.44	2.29
Total from operations	0.74		2.57	0.09	(1.03)	1.57	2.38

Distributions to shareholders from:
Net investment income	(0.07)		(0.14)	(0.10)	(0.09)	(0.09)	(0.03)
Net realized gains	(0.59)		(0.37)	(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(0.66)		(0.51)	(1.23)	(0.93)	(0.45)	(0.05)

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Period	$14.38		$14.30	$12.24	$13.38	$15.34	$14.22

Total Return (c)	5.43	% (d)	21.72%	0.67%	(6.87)%	11.38%	20.04	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$75,181		$75,097	$81,750	$249,817	$320,981	$6,704
Ratio of expenses to average net assets:
before reimbursement	1.57	% (e)	1.57%	1.37%	1.24%	1.24%	1.30	% (e)
net of reimbursement	1.30	% (e)	1.30%	1.30%	1.24%	1.24%	1.30	% (e)
Ratio of net investment income to average net assets	0.37	% (e)	0.62%	0.11%	0.76%	0.63%	1.06	% (e)
Portfolio turnover rate	20	% (d)	27%	201%	142%	44%	39	% (d)

*	Class I commenced operations on March 1, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Year	Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2018		November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$12.34		$9.93	$10.92	$11.28	$11.01	$10.00

Increase From Operations:
Net investment income (loss) (a)	0.07		0.03	0.08	(0.02)	0.06	0.04
Net gain (loss) from securities (both realized and unrealized)	0.23		2.44	(1.07)	(0.34)	0.22	0.97
Total from operations	0.30		2.47	(0.99)	(0.36)	0.28	1.01

Distributions to shareholders from:
Net investment income	(0.12)		(0.06)	—	—	—	—
Net realized gains	—		—	—	—	(0.01)	—
Total distributions	(0.12)		(0.06)	—	—	(0.01)	—

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$12.52		$12.34	$9.93	$10.92	$11.28	$11.01

Total Return (c)	2.42	% (d)	25.04%	(9.07)%	(3.19)%	2.51%	10.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,565		$2,617	$5,322	$13,169	$17,840	$8,116
Ratio of expenses to average net assets:
before reimbursement	2.31	% (e)	2.58%	2.14%	2.04%	2.33%	7.74	% (e)
net of reimbursement	1.60	% (e)	1.60%	1.60%	1.60%	1.60%	1.60	% (e)
Ratio of net investment income(loss) to average net assets	1.11	% (e)	0.28%	0.72%	(0.21)%	0.48%	0.36	% (e)
Portfolio turnover rate	21	% (d)	88%	180%	323%	211%	68	% (d)

*	Class A commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months		Year	Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2018		November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$11.97		$9.65	$10.69	$11.12	$10.95	$10.00

Increase From Operations:
Net investment gain (loss) (a)	0.02		(0.06)	(0.03)	(0.10)	(0.04)	(0.03)
Net gain (loss) from securities (both realized and unrealized)	0.23		2.38	(1.01)	(0.33)	0.22	0.98
Total from operations	0.25		2.32	(1.04)	(0.43)	0.18	0.95

Distributions to shareholders from:
Net investment income	(0.04)		—	—	—	—	—
Net realized gains	—		—	—	—	(0.01)	—
Total distributions	(0.04)		—	—	—	(0.01)	—

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Period	$12.18		$11.97	$9.65	$10.69	$11.12	$10.95

Total Return (c)	2.09	% (d)	24.04%	(9.73)%	(3.87)%	1.61%	9.50	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,172		$1,936	$3,603	$7,254	$5,706	$1,708
Ratio of expenses to average net assets:
before reimbursement	3.06	% (e)	3.32%	2.89%	2.80%	3.08%	8.49	% (e)
net of reimbursement	2.35	% (e)	2.35%	2.35%	2.35%	2.35%	2.35	% (e)
Ratio of net investment income(loss) to average net assets	0.40	% (e)	(0.59)%	(0.28)%	(0.88)%	(0.27)%	(0.39	)% (e)
Portfolio turnover rate	21	% (d)	88%	180%	323%	211%	68	% (e)

*	Class C commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months		Year	Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2018		November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *
	(Unaudited)
Net Asset Value, Beginning of Period	$12.34		$9.96	$10.95	$11.30	$11.02	$10.00

Increase From Operations:
Net investment income (a)	0.08		0.04	0.08	0.01	0.06	0.06
Net gain (loss) from securities (both realized and unrealized)	0.22		2.45	(1.06)	(0.36)	0.23	0.96
Total from operations	0.30		2.49	(0.98)	(0.35)	0.29	1.02

Distributions to shareholders from:
Net investment income	(0.15)		(0.11)	(0.01)	—	—	—
Net realized gains	—		—	—	—	(0.01)	—
Total distributions	(0.15)		(0.11)	(0.01)	—	(0.01)	—

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$12.49		$12.34	$9.96	$10.95	$11.30	$11.02

Total Return (c)	2.48	% (d)	25.27%	(8.97)%	(3.10)%	2.60%	10.20	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$19,486		$16,802	$10,563	$14,902	$12,575	$847
Ratio of expenses to average net assets:
before reimbursement	2.16	% (e)	2.42%	2.04%	1.89%	2.18%	17.85	% (e)
net of reimbursement	1.45	% (e)	1.45%	1.45%	1.45%	1.45%	1.45	% (e)
Ratio of net investment income to average net assets	1.30	% (e)	0.39%	0.79%	0.05%	0.63%	0.59	% (e)
Portfolio turnover rate	21	% (d)	88%	180%	323%	211%	68	% (d)

*	Class I commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class I		Class I
	Six Months		Period
	Ended		Ended
	May 31, 2018		November 30,2017 *
	(Unaudited)
Net Asset Value, Beginning of Period	$11.10		$10.00

Increase From Operations:
Net investment income (a)	0.05		0.06
Net gain from securities (both realized and unrealized)	0.24		1.04
Total from operations	0.29		1.10

Distributions to shareholders from:
Net investment income	(0.07)		—
Net realized gains	(0.01)		—
Total distributions	(0.08)		—

Net Asset Value, End of Period	$11.31		$11.10

Total Return (b)	2.68	% (d)	11.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$824		$616
Ratio of expenses to average net assets:
before reimbursement	11.04	% (c)	12.96	% (c)
net of reimbursement	0.95	% (c)	0.95	% (c)
Ratio of net investment income(loss) to average net assets	0.86	% (c)	0.83	% (c)
Portfolio turnover rate	15	% (d)	21	% (c)

*	Class I commenced operations on February 27, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2018

1.	ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland SMID Cap Dividend Growth Fund (the “SMID Fund”) are diversified series of Copeland Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010, under the laws of the State of Delaware.

The Domestic and International Funds currently offer Class A, Class C and Class I shares. The SMID Fund currently offers Class I shares. The Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. The International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. The SMID Fund’s Class I shares commenced operations on February 27, 2017. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

SECURITY VALUATION

The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last mean on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history, if any, of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2018 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$166,016,228	$—	$—	$166,016,228
Total:	$166,016,228	$—	$—	$166,016,228

Copeland International Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$3,653,547	$19,868,868	$—	$23,522,415
Total:	$3,653,547	$19,868,868	$—	$23,522,415

Copeland SMID Cap Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$786,298	$—	$—	$786,298
Total:	$786,298	$—	$—	$786,298

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. The assets valued at fair value are reflected as Level 2 assets in the table above.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

FEDERAL INCOME TAXES

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2015-2017) or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS

As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. As foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the six months ended May 31, 2018, the Domestic Fund had a net realized gain of $216 and the International Fund had a net realized loss of $5,905 on forward currency contracts.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

EXPENSES

Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

INDEMNIFICATION

The Trust indemnifies their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ADVISORY FEE

Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00%, 1.10% and 0.75% for the Domestic Fund, the International Fund and SMID Fund respectively, of the average daily net assets of each Fund. For the six months ended May 31, 2018, the Adviser earned advisory fees of $853,815, $128,197 and $2,735 for the Domestic Fund, International Fund, and SMID Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of each Fund, at least until March 31, 2019, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, 1.60%, 2.35% and 1.45% of the International Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, and 0.95% of the SMID Fund’s average daily net assets for Class I. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to a Fund to the extent that the Funds expense ratio falls below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation in effect at the time of the deferral and at the time of repayment. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the six months ended May 31, 2018, the Adviser waived fees/reimbursed expenses of $281,602, $79,920 and $36,855 for the Domestic Fund, International Fund and SMID Fund, respectively.

The expenses subject to recapture for the Domestic Fund, the International Fund and the SMID Fund that will expire on November 30 of the years indicated below:

Copeland Risk Managed Dividend Growth Fund

2018	2019	2020	Total
$134,517	$430,508	$600,610	$1,165,635

Copeland International Risk Managed Dividend Growth Fund

2018	2019	2020	Total
$154,056	$153,111	$173,367	$480,534

Copeland SMID Cap Dividend Growth Fund

		2020	Total
		$48,465	$48,465

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

DISTRIBUTOR

The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended May 31, 2018, the 12b-1 fees accrued amounted to $75,739 and $172,494 for the Domestic Fund, $3,232 and $10,572 for the International Fund for Class A and Class C shares, respectively.

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the six months ended May 31, 2018, the Domestic Fund paid $29,990 and the International Fund paid $9,304 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended May 31, 2018, the Distributor received $30,229 in underwriting commissions for sales of Class A shares of the Domestic Fund, of which $4,196 was retained by the principal underwriter or other affiliated broker-dealers and $6,735, in underwriting commissions for sales of Class A shares of the International Fund of which $951 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

GEMINI FUND SERVICES, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS fees for providing administration, fund accounting, and transfer agency services to the Fund. These fees are disclosed in the Statement of Operations. An officer of the Fund is also an officer of GFS, and is not paid any fees directly by the Fund for servicing in such capacity.

BLU GIANT, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

CHIEF COMPLIANCE OFFICER

The Adviser is providing a Chief Compliance Officer to the Trust as well as related compliance services. The Adviser charges an annual fee of $100,000 to the Trust for these services.

TRUSTEE

Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $27,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $2,000 for attendance at each regularly scheduled Audit Committee meeting, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $11,000 per year. The foregoing compensation is paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust except for the CCO, a portion of whose salary is paid by the Trust for compliance services.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended May 31, 2018, amounted to $33,612,304 and $51,576,787 respectively for the Domestic Fund, $7,028,777 and $4,684,504 respectively for the International Fund, and $262,953 and $105,270 respectively for the SMID Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2017 and November 30, 2016 was as follows:

For the year ended November 30, 2017:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Risk Managed Dividend Growth Fund	$1,455,178	$6,059,214	$—	$7,514,392
International Risk Managed Dividend Growth Fund	149,985	—	—	149,985
SMID Cap Dividend Growth Fund	—	—	—	—

For the year ended November 30, 2016:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Risk Managed Dividend Growth Fund	$2,318,646	$41,055,275	$—	$43,373,921
International Risk Managed Dividend Growth Fund	11,199	—	—	11,199
SMID Cap Dividend Growth Fund	—	—	—	—

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Copeland Risk Managed Dividend Growth Fund utilized equalization in the amount of $1,416,710 which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes in Net Assets for the period ended November 30, 2017. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Risk Managed Dividend Growth Fund	$7,340,678	$373,876	$—	$—	$—	$32,859,120	$40,573,674
International Risk Managed Dividend Growth Fund	—	—	—	(2,408,745)	—	2,225,223	(183,522)
SMID Cap Dividend Growth Fund	3,453	35	—	—	—	55,959	59,447

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open passive foreign investment companies, and adjustments for partnerships, and C-Corporation return of capital distributions.

At November 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
	Short-Term	Long-Term	Total
Risk Managed Dividend Growth Fund	$—	$—	$—
International Risk Managed Dividend Growth Fund	2,408,745	—	2,408,745
SMID Cap Dividend Growth Fund	—	—	—

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and tax adjustments related to publicly traded partnerships and passive foreign investment companies, resulted in reclassification for the year ended November 30, 2017 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Risk Managed Dividend Growth Fund	$1,440,642	$(77,772)	$(1,362,870)
International Risk Managed Dividend Growth Fund	(19,387)	15,801	3,586
SMID Cap Dividend Growth Fund	—	(222)	222

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For six months ended May 31, 2018, the Domestic Fund assessed $458, $16, and $65 in redemption fees for Class A, Class C and Class I shares, respectively and the International Fund assessed $30 in redemption fees for Class C. The SMID Fund did not assess a redemption fee for the period.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
May 31, 2018

As a shareholder of the Copeland Risk Managed Dividend Growth Fund, Copeland International Risk Managed Dividend Growth Fund, and the Copeland SMID Cap Dividend Growth Fund, you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During the
	Account	Account	Annualized	Period
	Value	Value	Expense Ratio	(12/1/17 to
	(12/1/17)	(5/31/18)		5/31/18)
Actual (a)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,053.10	1.45%	$7.42
Class C	$1,000.00	$1,049.40	2.20%	$11.24
Class I	$1,000.00	$1,054.30	1.30%	$6.66
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,024.20	1.60%	$8.07
Class C	$1,000.00	$1,020.90	2.35%	$11.84
Class I	$1,000.00	$1,024.80	1.45%	$7.07
Copeland SMID Cap Dividend Growth Fund
Class I	$1,000.00	$1,026.80	0.95%	$4.80
Hypothetical (a)
(5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.70	1.45%	$7.29
Class C	$1,000.00	$1,013.96	2.20%	$11.05
Class I	$1,000.00	$1,018.45	1.30%	$6.54
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,016.95	1.60%	$8.05
Class C	$1,000.00	$1,013.21	2.35%	$11.80
Class I	$1,000.00	$1,017.95	1.45%	$7.04
Copeland SMID Cap Dividend Growth Fund
Class I	$1,000.00	$1,020.19	0.95%	$4.79

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended May 31, 2018 (182) divided by the number of days in the fiscal year (365).

Considerations Regarding the Management Agreement

On May 15, 2018 the Board of Trustees of Copeland Trust the (“Trust”), including all of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the continuance of the Management Agreement between the Trust, on behalf of the Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), Copeland SMID Cap Dividend Growth Fund (the “SMID Cap Fund”) and Copeland Capital Management, LLC (“Copeland”). The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Management Agreement; and (2) a report and presentation by Copeland that described, among other things: (a) the nature, extent and quality of the services provided by Copeland to each Fund and the experience and qualifications of the personnel providing those services; (b) its organizational structure, financial information, level of insurance coverage and Form ADV; (c) its investment process and the strategy of each Fund; (d) its types of clients and assets under management;(e) its brokerage, soft dollar commission and ,trade allocation policies, including the types of research and services obtained in connection with soft dollar commissions; (f) the investment performance of each Fund as compared to its applicable benchmark index, Copeland’s other similarly managed accounts, if any, and relevant peer group; (g) its advisory fee arrangement with the Domestic Fund as compared to its relevant peer group and Copeland’s other similarly managed accounts; (h) its advisory fee arrangement with the International Fund as compared to its relevant peer group; (i) its advisory fee arrangement with the SMID Cap Fund as compared to its relevant peer group and Copeland’s other similarly managed account; (j) the contractual fee and expense waiver arrangement with each Fund; (k) its compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments, its business continuity and disaster recovery plan and information security system; (1) the costs of the services provided and the profits realized by Copeland from its relationships with each Fund; and (m) the extent to which economies of scale are relevant as each Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees over the course of the year. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees, reached the following conclusions, among others, regarding Copeland and the Management Agreement. As to the nature, extent and quality of the services provided by Copeland to each Fund, its financial condition and the experience and qualifications of the portfolio managers, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage each Fund and that they were satisfied with the quality of the services provided by Copeland in advising each Fund.

As to the costs of the services provided and the profits realized by Copeland, as discussed at the meeting, the Trustees concluded that they were satisfied that Copeland’s level of profitability from its relationships with the Domestic Fund seemed reasonable. The Trustees concluded that the negative profitability with respect to each of the International Fund and SMID Cap Fund was not a concern given each Fund’s small asset base and Copeland’s overall financial strength. The Trustees also concluded that the benefits derived by Copeland from managing each Fund, including how it uses soft dollars, and the way in which it conducts portfolio transactions and selects brokers, seemed reasonable.

The Board also considered the management fees and expenses of each Domestic and International Funds’ Class A shares and the management fees and expenses of the SMID Cap Fund’s Class I shares. The Board concluded that, based on the information discussed at the meeting, each Fund’s management fee and expenses, taking into account Copeland’s agreement to waive fees and reimburse expenses to limit the expenses of each Fund, were reasonable as compared to the fees and expenses of comparable funds and, with respect to the Domestic Fund and the SMID Cap Fund, Copeland’s similarly managed accounts.

The Board also considered the investment performance of each Fund against its applicable benchmark index, peer group and with respect to the Domestic Fund and SMID Cap Fund, similarly managed accounts. Based on this information, the Trustees concluded that the performance of each Fund and comparable strategy, as applicable, for the periods shown is generally mixed (performance for certain periods was higher than the comparative performance information, and in other cases it was lower).

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate as assets grow. The Trustees considered the current asset levels of each Fund and Copeland’s agreement to waive fees and reimburse expenses as a means to limit each Fund’s expenses and concluded that, at this time, the absence of breakpoints was reasonable.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, and separately by all of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair to each Fund and its shareholders, and voted to renew the Management Agreement with respect to the each Fund.

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Drinker Biddle & Reath, LLP
Once Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Il 60603

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND.

Item 2. Code of Ethics. Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	Schedule of investments in securities of unaffiliated issuers is included under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics.

(a)(2) Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Executive Officer

Date 8/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Executive Officer

Date 8/8/18

By: /s/ Steven J. Adams

Steven J. Adams, Vice President, Treasurer and Principal Financial Officer

Date 8/8/18